UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

FOXWAYNE ENTERPRISES ACQUISITION CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

FOXWAYNE ENTERPRISES ACQUISITION CORP.
1 Rockefeller Plaza,
Suite 1039
New York, New York 10020

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 12, 2022

TO THE STOCKHOLDERS OF FOXWAYNE ENTERPRISES ACQUISITION CORP.:

You are cordially invited to attend the Annual Meeting (the “Annual Meeting”) of stockholders of FOXWAYNE ENTERPRISES ACQUISITION CORP. (the “Company,” “FoxWayne,” “we,” “us” or “our”) to be held virtually at 12:00 p.m. ET on July 12, 2022 using the following link www.virtualshareholdermeeting.com/FOXW2022.

The Annual Meeting will be held for the purpose of considering and voting upon the following proposals:

●	The Extension Proposal - a proposal to amend (the “Extension Amendment”) the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to (i) extend the date by which the Company has to consummate a business combination for three months, from July 22, 2022 (the “Original Termination Date”) to October 22, 2022 (the “Extended Date”), and (ii) allow the Company, without another stockholder vote, to elect to extend the date to consummate a business combination for three months after the Extended Date, for a total of up to six months after the Original Termination Date (the “Additional Extension Date”);

●	The Director Election Proposal - a proposal to elect two Class I directors named in the accompanying proxy statement to serve for a term expiring at the Company’s 2025 annual meeting of stockholders;

●	The Auditor Ratification Proposal - a proposal to ratify the appointment of WithumSmith+Brown PC, as the Company’s independent accountants, for the fiscal year ending December 31, 2022; and

●	The Adjournment Proposal - a proposal to approve the adjournment of the Annual Meeting by the chairman thereof to a later date, if necessary, under certain circumstances, including, but not limited to, for the purpose of soliciting additional proxies in favor of the foregoing proposals, in the event the Company does not receive the requisite stockholder vote to approve the foregoing proposals.

●	Other Proposals - to consider and transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting.

The Company’s board of directors has fixed the close of business on May 27, 2022 as the date for determining the Company’s stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Company’s Class A Common Stock (the “public shares”) and Class B Common Stock (the “Class B Common Stock” and together with the public shares, the “common stock”) on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

After careful consideration of all relevant factors, the Company’s board of directors recommends that you vote or give instructions to vote (i) “FOR” the Extension Proposal; (ii) “FOR” each of the directors as part of the Director Election Proposal; (iii) “FOR” the Auditor Ratification Proposal; and (iv) “FOR” the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Proposal, the Director Election Proposal, the Auditor Ratification Proposal, the Adjournment Proposal and the Annual Meeting. Whether or not you plan to virtually attend the Annual Meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the Annual Meeting.

June 6, 2022

By Order of the Board of Directors

/s/ Robb Knie
Chairman of the Board

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual Meeting. If you are a stockholder of record, you may also cast your vote virtually at the Annual Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote virtually at the Annual Meeting by obtaining a proxy from your brokerage firm or bank.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on July 12, 2022: This notice of meeting, the accompany proxy statement, the form of proxy card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 are available at www.ProxyVote.com.

FOXWAYNE ENTERPRISES ACQUISITION CORP.
1 Rockefeller Plaza,
Suite 1039
New York, New York 10020

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 12, 2022

PROXY STATEMENT

FOXWAYNE ENTERPRISES ACQUISITION CORP. (the “Company,” “FoxWayne,” “we,” “us” or “our”), a Delaware corporation, is providing this proxy statement in connection with the solicitation by the Company’s board of directors of proxies to be voted at the annual meeting (“Annual Meeting”) of stockholders to be held virtually at 12:00 p.m. ET on July 12, 2022 using the following link www.virtualshareholdermeeting.com/FOXW2022.

The Annual Meeting will be held for the sole purpose of considering and voting upon

●	The Extension Proposal - a proposal to amend (the “Extension Amendment”) the Company’s Second Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to (i) extend the date by which the Company has to consummate a business combination for three months, from July 22, 2022 (the “Original Termination Date”) to October 22, 2022 (the “Extended Date”), and (ii) allow the Company, without another stockholder vote, to elect to extend the date to consummate a business combination up to three months after the Extended Date, for a total of up to six months after the Original Termination Date (the “Additional Extension Date”);

●	The Director Election Proposal - a proposal to elect two Class I directors named in this proxy statement to serve for a term expiring at the Company’s 2025 annual meeting of stockholders;

●	The Auditor Ratification Proposal - a proposal to ratify the appointment of WithumSmith+Brown PC, as the Company’s independent accountants, for the fiscal year ending December 31, 2022;

●	The Adjournment Proposal - a proposal to approve the adjournment of the Annual Meeting by the chairman thereof to a later date, if necessary, under certain circumstances, including, but not limited to, for the purpose of soliciting additional proxies in favor of the foregoing proposals, in the event the Company does not receive the requisite stockholder vote to approve the foregoing proposals.

●	Other Proposals - to consider and transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The purpose of the Extension Proposal is to allow the Company additional time to complete an initial business combination. The Company’s prospectus for its initial public offering (“IPO”) and its Certificate of Incorporation provide that the Company has 12 months from the closing of its IPO (or up to 18 months from the consummation of the IPO if the Company elects to extend the period of time to consummate a business combination as set forth in the Certificate of Incorporation). The Company consummated the IPO on January 22, 2021. In accordance with the terms of the Company’s Certificate of Incorporation, the Company may extend the period of time to consummate a business combination up to two times from January 22, 2022, each by an additional three months (for a total of up to 18 months) by depositing into the trust account established in connection with the IPO (the “trust account”) $143,750, on or prior to the date of the applicable deadline, for each of the available three month extensions.

Effective as of January 14, 2022, the board of directors of FoxWayne approved an extension of the time to consummate a business combination by an additional three month period from January 22, 2022 to April 22, 2022, and a loan in the amount of $310,000 to FoxWayne from Robb Knie, the Chief Executive Officer, Chief Financial Officer and Chairman of the board of directors of the Company. A portion ($143,750) of such loan was used to fund a cash contribution to the Company trust account, in an amount equal to $0.025 for each share unit issued in the IPO, for the three month extension of the time to consummate a business combination.

Effective as of April 15, 2022, the board of directors of FoxWayne approved an extension of the time to consummate a business combination by an additional three month period from April 22, 2022 to July 22, 2022, and a loan in the amount of $150,000 to the Company from FoxWayne Enterprises Acquisition Sponsor LLC, the sponsor of the Company (the “Sponsor”). A portion ($143,750) of such loan was used to fund a cash contribution to the Company trust account, in an amount equal to $0.025 for each share unit issued in the IPO, for the three month extension of the time to consummate a business combination. There is not sufficient time before July 22, 2022 for the Company to consummate an initial business combination. Accordingly, our board has determined that it is in the best interests of our stockholders to extend the date that the Company has to consummate an initial business combination.

The Company has agreed that if the Extension Proposal is approved, prior to filing the Extension Amendment, it will deposit (each deposit being referred to herein as a “Deposit”) into the trust account $71,875. After the Extended Date, the Company shall deposit an additional $71,875 into the trust account for the period that is needed by the Company to complete an initial business combination between the Extended Date and the Additional Extension Date. If the Company does not have the funds necessary to make the Deposit referred to above, the Company’s Sponsor has agreed that it and/or any of their affiliates or designees will contribute to the Company as a loan (the Sponsor, affiliate or designee making the loan being referred to herein as a “Contributor” and each loan being referred to herein as a “Contribution”) the amounts described above for the Deposit. Accordingly, if the Extension Proposal is approved, the Extension Amendment is filed and the Company takes the full time through the Extended Date to complete an initial business combination, the redemption amount per share at the meeting for such business combination or the Company’s subsequent liquidation will be approximately $10.125 per share (without taking into account any interest), in comparison to the current redemption amount of approximately $10.10 per share. Each Deposit or Contribution after the Extended Date will be placed in the trust account no less than five business days prior to the beginning of such monthly period, other than the first Deposit or Contribution which will be made prior to the filing of the Extension Amendment. If such Deposits or Contributions are not timely made, the Company must either (i) consummate an initial business combination prior to the next monthly period, or (ii) wind up the Company’s affairs and redeem 100% of the Company’s outstanding Class A Common Stock (the “public shares”) in accordance with the same procedures set forth below that would be applicable if the Extension Proposal is not approved.

No Deposit or Contribution will be made unless the Extension Proposal is approved and the Extension Amendment is filed. The Contribution(s) will be repayable by the Company to the Contributor(s) upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination, except to the extent of any funds held outside of the trust account. The Company will have the sole discretion whether to extend for the additional period after the Extended Date up to the Additional Extension Date. If the Company determines not to extend for the additional period, the obligation to make additional Deposits or Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date or by the Additional Extension Date (if necessary), and does not wish to seek an additional extension beyond such time, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Proposal is not approved.

The Company’s board of directors has fixed the close of business on May 27, 2022 as the record date for determining the Company’s stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were 7,237,500 outstanding shares of Company common stock, including 5,800,000 public shares and 1,437,500 Class B Common Stock (the “Class B Common Stock and together with the public shares, the “common stock”). The Company’s outstanding warrants do not have voting rights. Only holders of record of the Company’s public shares and Class B Common Stock on the Record Date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for ten days before the Annual Meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the Annual Meeting.

This proxy statement contains important information about the Annual Meeting and the proposals set forth herein. Please read it carefully and vote your shares.

This proxy statement, together with the proxy card and the Company’s Annual Report on Form 10-K for its fiscal year ended December 31, 2021 (the “Annual Report”) is first being mailed to stockholders on or about June 6, 2022.

THE ANNUAL MEETING

Date, Time and Place. The Annual Meeting of the Company’s stockholders will be held virtually at 12:00 p.m., ET on Tuesday, July 12, 2022 using the following link www.virtualshareholdermeeting.com/FOXW2022.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Annual Meeting, if you owned shares of the Company’s common stock at the close of business on May 27, 2022, the Record Date for the Annual Meeting. At the close of business on the Record Date, there were 7,237,500 outstanding shares of Company common stock, including 5,800,000 public shares and 1,437,500 shares of Class B Common Stock issued and outstanding, each of which entitles its holder to cast one vote for each matter considered at the 2022 Annual Meeting. Company warrants and rights do not carry voting rights.

Proxies; Board Solicitation. Your proxy is being solicited by the Company’s board of directors on the proposals being presented to stockholders at the Annual Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited virtually or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares virtually at the Annual Meeting.

Required Votes

The affirmative vote by holders of a majority of the Company’s issued and outstanding common stock is required to approve the Extension Proposal. Abstentions and broker non-votes will have the same effect as “AGAINST” votes with respect to the Extension Proposal. All of the Company’s directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Proposal. On the Record Date, directors, executive officers and their affiliate beneficially owned and were entitled to vote 1,257,500 Class B Common Stock and no Class A Common Stock, representing an aggregate of approximately 17.4% of the Company’s issued and outstanding common stock.

In addition, the Sponsor and the Company’s directors, executive officers and their respective affiliates may choose to buy public shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment and elected to redeem their shares into a portion of the trust account. Any public shares purchased by affiliates will be voted in favor of the Extension Amendment.

Each of the director nominees under the Election of Directors proposal will be elected by a plurality of the votes of the Founder Shares (as defined herein) present virtually or by proxy and entitled to vote in the election.

Approval of the Auditor Ratification Proposal will require the affirmative vote of holders of a majority of shares of common stock present virtually or by proxy at such meeting and entitled to vote.

Approval of the Adjournment Proposal will require the affirmative vote of holders of a majority of shares of common stock present virtually or by proxy at such meeting and entitled to vote.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this proxy statement.

Q. What is being voted on?	A. You are being asked to vote on (i) a proposal to amend the Company’s Certificate of Incorporation to extend the date by which the Company has to consummate a business combination to the Extended Date, with an optional additional extension to the Additional Extension Date; (ii) a proposal to elect two Class I directors named in this proxy statement to serve for a term expiring at the Company’s 2025 annual meeting of stockholders; (iii) a proposal to ratify the appointment of WithumSmith+Brown PC, as the Company’s independent accountants for the fiscal year ended December 31, 2022; and (iv) a proposal to adjourn the Annual Meeting.

Q. Why is the Company proposing the Extension Amendment?	A. The Company is a blank check company formed in September 2020 for the purpose of effecting a merger, capital stock exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. In January 2021, the Company consummated the IPO from which it derived gross proceeds of $57,500,000 (inclusive of gross proceeds from the exercise of the underwriter’s over-allotment option). Like most blank check companies, our Certificate of Incorporation provides for the return of the IPO proceeds held in the trust account to the holders of public shares if there is no qualifying business combination(s) consummated 12 months from the closing of the IPO (or up to 18 months from the consummation of the IPO if the Company elects to extend the period of time to consummate a business combination (as set forth in the Certificate of Incorporation), or July 22, 2022.

The board of directors believes that it is in the best interests of the stockholders to continue the Company’s existence in order to allow the Company more time to complete an initial business combination. Accordingly, the Company’s board of directors is proposing the Extension Proposal to extend the Company’s corporate existence.

YOU ARE NOT BEING ASKED TO VOTE ON ANY BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION PROPOSAL IS APPROVED AND THE EXTENSION AMENDMENT IS FILED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON ANY BUSINESS COMBINATION WHEN IT IS SUBMITTED TO STOCKHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT SUCH BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY THE EXTENDED DATE (OR THE ADDITIONAL EXTENSION DATE, IF APPLICABLE).

Q. Why should I vote for the Extension Proposal?	A. The Company’s board of directors believes stockholders will benefit from the Company consummating an initial business combination and is proposing the Extension Proposal to extend the date by which the Company has to complete a business combination. Approval of the Extension Proposal would give the Company additional time to complete a business combination and would allow you, as a stockholder, the benefit of voting for a business combination and remaining a stockholder in the post-business combination company, if you desire.

Accordingly, the Company believes that the Extension Proposal is consistent with the spirit in which the Company offered its securities to the public in the IPO.

The Company has agreed that if the Extension Proposal is approved, prior to filing the Extension Amendment, it will Deposit into the trust account $71,875. After the Extended Date, the Company shall Deposit an additional $71,875 for the Additional Extension Date, if needed. If the Company does not have the funds necessary to make the Deposits referred to above, the Sponsor and/or any of its affiliates or designees will make a Contribution to the Company (as a loan) in the amounts described above.

Each Deposit or Contribution after the Extended Date will be placed into the trust account no less than five business days prior to the beginning of such monthly period, other than the first Deposit or Contribution which will be made prior to the filing of the Extension Amendment. If such Deposits or Contributions are not timely made, the Company must either (i) consummate an initial business combination prior to the next monthly period, or (ii) wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Proposal is not approved.

You will have redemption rights in connection with the Extension Proposal; however, you will not have any redemption rights in connection with the Company electing to extend after the Extended Date until the Additional Extension Date.

No Deposit or Contribution will be made unless the Extension Proposal is approved and the Extension Amendment is filed. The Contribution(s) will be repayable by the Company to the Contributor(s) upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination, except to the extent of any funds held outside of the trust account. The Company will have the sole discretion whether to extend the time in which it has to consummate an initial business combination for one additional three-month period after the Extended Date up to the Additional Extension Date. If the Company determines not to extend for one additional three-month period, the obligation to make additional Deposits or Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date or by the Additional Extension Date, and does not wish to seek an additional extension beyond such time, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Proposal is not approved.

Q. May I redeem my public shares in connection with the vote on the Extension Proposal?

Yes. Under our Certificate of Incorporation, the submission of a matter to amend our Certificate of Incorporation entitles holders of public shares to redeem their shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest (net of taxes payable), divided by the number of then outstanding Offering Shares (as defined in the Certificate of Incorporation) so long as (after such redemption), our net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or any successor rule)), or of any entity that succeeds our Company as a public company, will be at least $5,000,001 or any greater net tangible asset or cash requirement which may be contained in the agreement relating to the initial business combination either immediately prior to or upon consummation of the initial business combination.

If the Extension Proposal is approved and the Extension Amendment is filed with the Delaware Secretary of State, the Company will (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the trust account relating to any public shares redeemed by holders in connection with the Extension Proposal, if any, and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date or the Additional Extension Date, if applicable. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination.

Q. Why is the Company proposing the proposal to elect directors, the proposal to ratify the appointment of the Company’s independent accountants and the adjournment proposal?

A: The Director Election Proposal: The Delaware General Corporate Law (the “DGCL”) requires corporations to hold elections for directors. In addition, our Certificate of Incorporation and our Bylaws require us to hold elections for directors whose terms expire at our annual meetings.

The Auditor Ratification Proposal: The Company appointed WithumSmith+Brown PC to serve as the Company’s independent accountants for the 2022 fiscal year. The Company elects to have its stockholders ratify such appointment.

The Adjournment Proposal: To allow the Company more time to solicit additional proxies in favor of the foregoing proposals, in the event the Company does not have a quorum or does not receive the requisite stockholder vote to approve the proposals.

Q. How do the Company’s executive officers, directors and affiliates intend to vote their shares?	A. All of the Company’s directors, executive officers and their respective affiliates, as well as the Sponsor, are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Proposal, the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal.

The holders of the Class B Common Stock are not entitled to redeem such shares in connection with the Extension Proposal. On the Record Date, the 1,437,500 Class B Shares represented approximately 19.9% of the Company’s issued and outstanding common stock.

Neither the Company’s Sponsor, directors or executive officers nor any of their respective affiliates beneficially owned any public shares as of the Record Date. However, they may choose to buy public shares in the open market and/or through negotiated private purchases after the date of this proxy statement. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Proposal and/or elected to redeem their shares. Any public shares so purchased will be voted in favor of the Extension Proposal.

Q. What vote is required to adopt the proposals?

A. Extension Proposal. Approval of the Extension Proposal will require the affirmative vote of holders of a majority of the issued and outstanding shares of the Company’s common stock.

Director Election Proposal. Approval of each of the directors being re-elected will require the affirmative vote of a plurality of the Founder Shares (as defined herein), represented virtually or by proxy at the Annual Meeting.

Auditor Ratification Proposal. Approval of the Auditor Ratification Proposal requires affirmative vote of holders of a majority of the issued and outstanding shares of common stock present by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting or any adjournment thereof.

Adjournment Proposal. Approval of the Adjournment Proposal requires the affirmative vote of holders of a majority of the issued and outstanding shares of common stock present by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting or any adjournment thereof.

Q. What if I do not want to vote for the Extension Proposal, the Director Election Proposal, the Auditor Ratification Proposal or the Adjournment Proposal?	A. If you do not want to approve the Extension Proposal, the Director Election Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, you must abstain, not vote, or vote against each proposal, or withhold votes with respect to the Director Election Proposal. If the Extension Proposal is approved, and the Extension Amendment is filed, then the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming holders, if any.

Q. Will you seek any further extensions to liquidate the trust account?	A. Other than the extensions until the Extended Date, or the Additional Extension Date, if applicable, as of the date of this proxy statement, we do not anticipate seeking any further extension to consummate a business combination, although we may determine to do so in the future, if necessary.

Q. What happens if the Extension Proposal is not approved?	A. If the Extension Proposal is not approved and we are unable to consummate an initial business combination prior to July 22, 2022 we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our business combination within the applicable time period.

On October 15, 2020, the Sponsor purchased 1,437,500 shares of our Class B Common Stock (the “Founder Shares”), for an aggregate purchase price of $25,000. Our Sponsor, officers and directors have waived their rights to liquidating distributions from the trust account with respect to any Founder Shares held by them if we fail to complete our initial business combination within 12 months from the closing of the IPO (or up to 18 months from the consummation of the IPO if we elect to extend the period of time to consummate a business combination as set forth in the Certificate of Incorporation). However, if our Sponsor, officers or directors acquired public shares in or after the IPO, they will be entitled to liquidating distributions from the trust account with respect to such public shares if we fail to complete our initial business combination within the allotted time period.

The underwriters have agreed to waive their rights to their deferred underwriting commission held in the trust account in the event we do not complete our initial business combination and subsequently liquidate and, in such event, such amounts will be included with the funds held in the trust account that will be available to fund the redemption of our public shares.

Q. If the Extension Proposal is approved, what happens next?	A. If the Extension Proposal is approved, the Company will file the Extension Amendment with the Delaware Secretary of State and will continue to attempt to consummate an initial business combination until the Extended Date, or the Additional Extension Date, if applicable, or the earlier date on which the Company’s board of directors otherwise determines in its sole discretion that it will not be able to consummate an initial business combination by the Extended Date, or the Additional Extension Date, if applicable, and does not wish to seek an additional extension.

If the Extension Proposal is approved, the removal of the Withdrawal Amount from the trust account, if any, will reduce the amount remaining in the trust account and increase the percentage interest of Company shares held by the Company’s officers, directors and their affiliates.

Q. Would I still be able to exercise my redemption rights in the future if I vote against any subsequently proposed business combination?	A. Unless you elect to redeem your shares in connection with this stockholder vote to approve the Extension Proposal, you will be able to vote on any subsequently proposed business combination when it is submitted to our stockholders. If you disagree with the business combination, you will retain your right to vote against it and/or redeem your public shares upon consummation of the business combination in connection with the stockholder vote to approve such business combination, subject to any limitations set forth in the Certificate of Incorporation.

Q. How do I change my vote?	A. If you have submitted a proxy to vote your shares and wish to change your vote, or revoke your proxy, you may do so by delivering a later-dated, signed proxy card to the Company, Attention: Jane H. Springer, E-mail: hayley@foxwayne.com, prior to the date of the Annual Meeting.

Q. How are votes counted?	A. Extension Proposal. Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes. The Extension Proposal must be approved by the affirmative vote of a majority of the issued and outstanding shares of common stock as of the Record Date.

With respect to the Extension Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Director Election Proposal. The Director Election Proposal will be approved by the affirmative vote of a plurality of the Founder Shares represented virtually or by proxy at the Annual Meeting. Abstentions and broker non-votes with respect to this proposal will have no effect on the vote. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Auditor Ratification Proposal. The Auditor Ratification Proposal will be approved by the majority of the issued and outstanding shares of common stock present by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting or any adjournment thereof. Both abstentions and broker non-votes will not have the effect of a vote against this proposal. As this proposal is a “routine” matter, brokers will be permitted to exercise discretionary voting on this proposal.

Adjournment Proposal. The Adjournment Proposal will be approved by the majority of the issued and outstanding shares of common stock present by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting or any adjournment thereof. Abstentions will have no effect with respect to approval of the Adjournment Proposal. As this proposal is a “routine” matter, brokers will be permitted to exercise discretionary voting on this proposal.

Q. If my shares are held in “street name,” will my broker automatically vote them for me?

A. The Extension Proposal and the Director Election Proposal are non-discretionary items. Your broker can vote your shares for those proposals only if you provide instructions on how to vote. If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes.

Your brokers can use their discretionary authority to vote shares with respect to the Auditor Ratification Proposal and the Adjournment Proposal.

Q. What is a quorum requirement?	A. A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the Record Date are represented by stockholders present at the Annual Meeting or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes represented virtually or by proxy at the Annual Meeting may adjourn the Annual Meeting to another date.

Q. Who can vote at the Annual Meeting?	A. Only holders of record of the Company’s common stock at the close of business on May 27, 2022 are entitled to have their vote counted at the Annual Meeting and any adjournments or postponements thereof. On the Record Date, there were 7,237,500 outstanding shares of Company common stock, including 5,800,000 public shares and 1,437,500 Class B Common Stock.

Stockholder of Record: Shares Registered in Your Name. If, on the Record Date, your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting virtually, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. Does the board recommend voting for the Extension Proposal, the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal?	A. Yes. The board of directors recommends that the Company’s stockholders vote “FOR” the Extension Proposal, “FOR” the Director Election Proposal, “FOR” the Auditor Ratification Proposal and “FOR” the Adjournment Proposal.

Q. What interests do the Company’s directors and officers have in the approval of the Extension Proposal?	A. The Company’s directors, officers and their affiliates have interests in the Extension Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include, but are not limited to, beneficial ownership of Class B Common Stock and warrants that will become worthless if the Extension Proposal is not approved, loans by them that will not be repaid in the event of the Company’s winding up and the possibility of future compensatory arrangements. See the section entitled “Interests of the Company’s Directors, Officers and Sponsor.”

Q. What if I object to the Extension Proposal? Do I have appraisal rights?	A. Company stockholders do not have appraisal rights in connection with the Extension Proposal under the DGCL.

Q. What happens to the Company’s warrants and rights if the Extension Proposal is not approved?	A. If the Extension Proposal is not approved and an initial business combination is not consummated by July 22, 2022, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our business combination within the applicable time period.

Q. What do I need to do now?	A. The Company urges you to read carefully and consider the information contained in this proxy statement and to consider how the Extension Proposal, the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal will affect you as a Company stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I redeem my shares of Company public shares?	A. If connection with the Annual Meeting and the vote on the Extension Proposal, each public stockholder may seek to redeem its public shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed on such funds but have not yet been paid. Holders of public shares do not need to vote on the Extension Proposal or be a holder of record on the Record Date to exercise redemption rights.

To demand redemption, you must either physically tender your stock certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, no later than two business days prior to the Annual Meeting or deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the extension.

Q. What should I do if I receive more than one set of voting materials?	A. You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

Q. Who is paying for this proxy solicitation?	A. The Company will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and officers may also solicit proxies virtually, by telephone or by other means of communication. Our officers and directors will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q. Who can help answer my questions?

A. If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Jane H. Springer

Phone Number: (917) 284-8938

Email: hayley@foxwayne.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

●	discuss future expectations;

●	contain projections of future results of operations or financial condition; or

●	state other “forward-looking” information.

We believe it is important to communicate our expectations to our stockholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the trust account, unanticipated delays in the distribution of the funds from the trust account and the Company’s ability to finance and consummate a business combination following the distribution of funds from the trust account. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to the Company or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

The Company

FoxWayne is a blank check company incorporated as a Delaware corporation on September 17, 2020 for the purpose of effecting a merger, capital stock exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, which we refer to throughout this proxy statement as our initial business combination or our business combination.

On January 19, 2021, FoxWayne completed its IPO of 5,000,000 units, raising gross proceeds of approximately $50 million. The underwriters of the IPO were granted a 45-day option from the date of the final prospectus relating to the IPO to purchase up to 750,000 additional units to cover overallotments, if any, at $10.00 per unit, less underwriting discounts and commissions. On February 22, 2021, the underwriters exercised the overallotment option and, on February 22, 2021, the underwriters purchased 750,000 additional units, generating gross proceeds of approximately $7.5 million.

Prior to consummation of the IPO, we issued an aggregate of 1,437,500 Founder Shares for an aggregate purchase price of $25,000.

Simultaneously with the closing of the IPO, FoxWayne consummated the sale of 2,500,000 warrants (“Private Placement Warrants”) at a price of $1.00 per Private Placement Warrant in a private placement to our Sponsor, generating gross proceeds of approximately $2.5 million. Simultaneously with the closing of the sale of the overallotment units in connection with the IPO, our Sponsor purchased an additional 300,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant, generating gross proceeds of approximately $300,000.

Prior to the consummation of the IPO, neither FoxWayne, nor anyone on its behalf, contacted any prospective target business or had any substantive discussions, formal or otherwise, with respect to a business combination with FoxWayne.

We have generated no operating revenues to date and we may not generate operating revenues even after we consummate our initial business combination.

Our board of directors, led by our founder, Robb Knie, has combined decades of experience in growing and developing areas of the healthcare industry. The team consists of Robb Knie, who is also our Chairman, Chief Executive Officer, and Chief Financial Officer, along with Michael Reavey, Jeff Pavell, Jonathan Hale Zippin and Sundeep Agrawal as directors. Mr. Knie and Mr. Reavey also have extensive experience in the technology industry, with Mr. Reavey having worked at Microsoft and Electronic Arts.

The mailing address of FoxWayne’s principal executive office is 1 Rockefeller Plaza, Suite 1039, New York, NY 10020, and its telephone number is (917) 284-8938.

PROPOSAL 1

THE EXTENSION PROPOSAL

The Extension Proposal

The Company is proposing to amend its Certificate of Incorporation to extend the date by which the Company has to consummate a business combination to the Extended Date of October 22, 2022. The Extension Amendment would also allow the Company, in its sole discretion, to elect to extend after the Extended Date for up to three months, through and until the Additional Extension Date of January 22, 2023. The Extension Proposal is essential to the overall implementation of the board of directors’ plan to allow the Company more time to complete an initial business combination. Approval of the Extension Proposal is a condition to the filing of the Extension Amendment. A copy of the Extension Amendment to the Certificate of Incorporation of the Company is attached to this proxy statement as Annex A.

All holders of the Company’s public shares, whether they vote for or against the Extension Proposal or do not vote at all, will be permitted to redeem all or a portion of their public shares into their pro rata portion of the trust account, provided that the Extension Proposal is approved. Holders of public shares do not need to be a holder of record on the Record Date in order to exercise redemption rights. If approved, we will not file the Extension Amendment if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Proposal, after taking into account any redemption.

The per-share pro rata portion of the trust account on the Record Date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the Annual Meeting) was approximately $10.088. The closing price of the Company’s common stock on the Record Date was $10.10. The Company cannot assure stockholders that they will be able to sell their shares of Company common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Company has agreed that if the Extension Proposal is approved, prior to filing the Extension Amendment, it will Deposit into the trust account $71,875. After the Extended Date, the Company shall Deposit up to $71,875 for the additional three-month period, as needed by the Company to complete an initial business combination between the Extended Date and the Additional Extension Date.

If the Company does not have the funds necessary to make the Deposit referred to above, the Company’s Sponsor has agreed that it and/or any of their affiliates or designees will make a Contribution to the Company as a loan, for the amount described above, for the Company to Deposit. Each Deposit or Contribution after the Extended Date will be placed in the trust account no less than five business days prior to the beginning of such monthly period, other than the first Deposit or Contribution which will be made prior to the filing of the Extension Amendment. If such Deposits or Contributions are not timely made, the Company must either (i) consummate an initial business combination prior to the next monthly period, or (ii) wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Proposal is not approved.

No Deposit or Contribution will be made unless the Extension Proposal is approved and the Extension Amendment is filed. The Contribution(s) will be repayable by the Company to the Contributor(s) upon consummation of an initial business combination. The loans will be forgiven if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the trust account. The Company will have the sole discretion whether to continue extending for additional monthly periods until the Extended Date and up to the Additional Extension Date, and if the Company determines not to continue extending for additional monthly periods, the obligation to make additional Deposits or Contributions will terminate. If this occurs, or if the Company’s board of directors otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date or by the Additional Extension Date, and does not wish to seek an additional extension beyond such time, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Proposal is not approved.

Reasons for the Extension Proposal

The Company’s IPO prospectus and Certificate of Incorporation provide that the Company has until July 22, 2022 to complete a business combination. The Company believes that given its expenditure of time, effort, and money searching for potential business combination opportunities, circumstances warrant providing public stockholders an opportunity to consider and vote on the business combination. Accordingly, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond July 22, 2022. The Company and its officers and directors agreed that it would not seek to amend the Company’s Certificate of Incorporation to allow for a longer period of time to complete a business combination unless it provided holders of public shares with the right to seek redemption of their public shares in connection therewith.

If the Extension Amendment Is Not Approved

If the Extension Amendment is not approved, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes (less up to $50,000 of interest to pay dissolution expenses), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our board of directors, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our warrants, which will expire worthless if we fail to complete our business combination within the applicable time period.

If the Extension Proposal is not approved, the Company or Contributor(s), as applicable, will not make the Deposit or Contribution, as applicable.

The holders of the Class B Common Stock have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s warrants which will expire worthless in the event the Extension Amendment is not approved.

If the Extension Amendment is Approved

If the Extension Amendment is approved, the Company will file an amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date and to provide for one additional three month extension (in the sole discretion and at the election of the Company) to the Additional Extension Date. The Company will continue to attempt to consummate a business combination until the Extended Date or the Additional Extension Date, if necessary, or until the Company’s board of directors determines in its sole discretion that it will not be able to consummate an initial business combination and does not wish to seek an additional extension. The Company will remain a reporting company under the Securities Exchange Act of 1934 and its units, common stock, warrants and rights will remain publicly traded during the extension period.

YOU ARE NOT BEING ASKED TO VOTE ON ANY BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION PROPOSAL IS APPROVED AND THE EXTENSION AMENDMENT IS FILED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON ANY PROPOSED BUSINESS COMBINATION WHEN AND IF IT IS SUBMITTED TO STOCKHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT THE PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED.

Redemption Rights

If the Extension Proposal is approved, and the Extension Amendment is filed, each public stockholder may seek to redeem its public shares for a pro rata portion of the funds available in the trust account, less any taxes we anticipate will be owed, but have not yet been paid, calculated as of two business days prior to the meeting. Holders of public shares do not need to vote on the Extension Amendment or be a holder of record on the Record Date to exercise redemption rights.

If the Extension Proposal is approved and the Extension Amendment is filed with the Delaware Secretary of State, the Company will (i) remove from the trust account an amount equal to the pro rata portion of funds available in the trust account relating to any public shares redeemed by holders in connection with the Extension Proposal, if any, and (ii) deliver to the holders of such redeemed public shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date or the Additional Extension Date(s), if applicable. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date, or the Additional Extension Date(s), if applicable, if the Extension Proposal is approved and the Extension Amendment is filed.

If the Extension Proposal is approved, and the Extension Amendment is filed, the removal of the Withdrawal Amount from the trust account, if any, will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the trust account if the Extension Proposal is approved, and the amount remaining in the trust account may be only a small fraction of the approximately $58.4 million that was in the trust account as of the Record Date. However, we will not proceed if we do not have at least $5,000,001 of net tangible assets following approval of the Extension Proposal (after taking into account the redemption of public shares).

TO DEMAND REDEMPTION, YOU MUST EITHER PHYSICALLY TENDER YOUR STOCK CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, 1 STATE STREET, NEW YORK, NEW YORK 10004, ATTN: MARK ZIMKIND, MZIMKIND@CONTINENTALSTOCK.COM, NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE VOTE FOR THE EXTENSION AMENDMENT OR DELIVER YOUR SHARES TO THE TRANSFER AGENT ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM.

The requirement for physical or electronic delivery prior to the vote at the Annual Meeting ensures that a redeeming holder’s election is irrevocable once the Extension Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Annual Meeting.

The electronic delivery process through the DWAC system can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above -referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Proposal will not be redeemed into a pro rata portion of the funds held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the Annual Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Annual Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at address listed above. In the event that a public stockholder tenders shares, and the Extension Proposal is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the Certificate of Incorporation promptly following the Annual Meeting, as described elsewhere herein. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Proposal would receive payment of the redemption price for such shares soon after the filing of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or redeemed in connection with our winding up.

The per-share pro rata portion of the trust account on the Record Date after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the Annual Meeting) was approximately $10.10. The closing price of the Company’s common stock on the Record Date was $10.10. The Company cannot assure stockholders that they will be able to sell their shares of Company common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering your stock certificate(s) to the Company’s transfer agent prior to the vote for the Extension Proposal. If the Extension Proposal is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the Certificate of Incorporation promptly following the Annual Meeting as described elsewhere herein.

Required Vote.

The Extension Proposal must be approved by the affirmative vote of a majority of the issued and outstanding shares of common stock as of the Record Date. Abstentions and broker non-votes will have the same effect as votes “AGAINST” the Extension Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE EXTENSION PROPOSAL.

PROPOSAL 2

ELECTION OF DIRECTORS

General

Our board currently consists of five directors, which are divided into three classes, designated as Class I, Class II and Class III. One class of directors is elected by the stockholders at each annual meeting to serve from the time of their election until the third annual meeting of stockholders following their election.

The term of office of the first class of directors, consisting of Messrs. Agrawal and Zippin, will expires at the Annual Meeting, the term of office of the second class of directors, consisting of Messrs. Reavey and Pavell, will expire at the second annual meeting of stockholders, and the term of office of the third class of directors, consisting of Mr. Knie, will expire at the third annual meeting of stockholders.

At the Annual Meeting, our stockholders will elect two Class I directors, whose terms will expire at our annual meeting of stockholders to be held in 2025. Each of our other current directors will continue to serve as a director until the election and qualification of his successor, or until his earlier death, resignation or removal.

Our board of directors nominated Jonathan Hale Zippin and Sundeep Agrawal for election to our board of directors as Class I directors at the Annual Meeting. Each of Messrs. Zippin and Agrawal currently serves on our board of directors and has consented to be named in this proxy statement and agreed to serve, if elected, until our 2025 annual meeting of stockholder. Each of Messrs. Zippin and Agrawal, if elected, will hold office until his successor has been duly elected and qualified or until his earlier death, resignation or removal. If any nominee becomes unavailable for election, which is not expected, the person named in the accompanying proxy intends to vote for any substitute whom the board nominates.

If a quorum is present at the Annual Meeting, the Class I director nominees will be elected by a plurality of the votes of the Founder Shares present virtually or by proxy and entitled to vote in the election.

The following table sets forth information with respect to our director nominees for election at the Annual Meeting and continuing directors as of the Record Date.

Name	Age	Position(s)
Class I – Nominees for Election at this year’s Annual Meeting
Jonathan Hale Zippin	46	Director
Sundeep Agrawal	37	Director
Class II – Nominees for Election at the 2023 Annual Meeting
Michael Reavey	46	Director
Jeff Pavell	55	Director
Class III – Nominee for Election at the 2024 Annual Meeting
Robb Knie	53	Chief Executive Officer, Chief Financial Officer and Chairman

Board Nominees – Class I Directors

Jonathan Hale Zippin, who serves as one of our directors, is an Associate Professor of Dermatology and Pharmacology and an Associate Attending Dermatologist at Weill Medical College of Cornell University since 2010, where he is the current Vice Chair of Research in the Department of Dermatology and is the Director of the Contact, Occupational, and Photo Dermatitis Unit. Following completion of his post-doctoral studies in 2010, Dr. Zippin joined the faculty of the Department of Dermatology at Weill Cornell Medical College. Dr. Zippin founded and is the Director of the Contact, Occupational, and Photodermatitis Service which provides comprehensive dermatologic allergy care for hundreds of patients a year. Dr. Zippin also serves as the Director of the dermatology course for the medical school. Over the past ten years, he has served on the general faculty council, which is responsible for approving medical college policy and promotions. Dr. Zippin is a fellow of the American Academy of Dermatology and member of the Society for Investigative Dermatology and the American Contact Dermatitis Society. He has served on the Board of Directors for the American Contact Dermatitis Society and multiple committees within the organization. He is currently on the Council for the Pan-American Society for Pigment Cell Research. For the past 18 years, he has helped to establish the role of distinct cAMP microdomains in mammalian cell biology and revealed new mechanisms in insulin release and cancer. Dr. Zippin has published numerous peer-reviewed papers, been awarded multiple patents, and written book chapters. He serves as a reviewer for multiple journals such as Cell Reports Medicine, Dermatitis, Journal of American Academy of Dermatology, Pigment Cell and Melanoma Research, and Molecular Carcinogenesis. Zippin has served as a consultant for numerous pharmaceutical companies including Pfizer and Cellgene. He is also the founder of CEP Biotech that is developing antibody based diagnostics for cancer. Finally, Dr. Zippin has been involved in the design and/or execution of multiple clinical trials testing both devices and pharmaceutical interventions. Dr. Zippin is well-qualified to serve as director due to his experience practicing in the healthcare industry.

Sundeep Agrawal, who serves as one of our directors, is currently a Managing Director at Colt Ventures, a family office focused on investing in private and public life science companies since 2019. He has experience across venture capital and public equity, healthcare investment banking, clinical medicine and research. Previously, he was a Vice President at Longitude Capital from 2017 to 2019, an approximately $2.0 billion healthcare investment firm focused on public and private investments in life sciences. Dr. Agrawal has served as a Board Observer at Recode Therapeutics since March 2020 and served as a Board Observer at Axonics Modulation Tech (Nasdaq: AXNX) from April 2018 to December 2018 and as a Board Observer at Venus Concept (Nasdaq: VERO) from July 2017 to December 2018. Prior to Longitude Capital, he was an Executive Director in Healthcare Investment Banking at Oppenheimer & Co. from 2010-2017 where he worked on public and private capital markets transactions in healthcare. Dr. Agrawal completed clinical training at Lenox Hill Hospital from 2013 to 2014. He has clinical and basic science research experience with publications in leading journals and has been the recipient of several national research awards and grants. Dr. Agrawal currently sits on the advisory board of APN Health (since 2016), a medical device company, and on the board of IndoUSrare, an independent non-profit organization focused on helping patients of Indian origin with rare diseases in the USA, India, and globally, since 2020. Dr. Agrawal holds an M.D. from the George Washington School of Medicine and a B.A. in Biology from George Washington University. Mr. Agrawal is well-qualified to serve as director due to his experience in the venture capital and healthcare investment banking industries.

Continuing Class II Directors

Michael Reavey, who serves as one of our directors, is an established security executive with over 20 years-experience in security leadership spanning product engineering, incident response, security assurance, and risk management. At Electronic Arts (EA), a gaming company, where he is the Vice President-Enterprise Security since October 2017, he is responsible for the security of EA’s global enterprise. Since February 2020, he also serves as a technical advisor to Change Healthcare, Inc., a provider of revenue and payment cycle management and clinical information exchange solutions, connecting payers, providers, and patients in the United States healthcare system. Prior to joining EA, Mr. Reavey was a Partner at Microsoft (where he worked from 2003 to October 2017) and head of Program Management for Microsoft Azure’s core security services. He was in charge of developing, building and running services that provided Azure’s authorization, authentication, encryption, data protection and systems security. During this time, Mr. Reavey also brought several advanced security products to market as part of Office 365 and Azure Security offerings, which have saved countless customers from zero-day attacks. Before joining the Cloud and Enterprise division Mr. Reavey was a General Manager in the Trustworthy Computing Group at Microsoft Corporation. Most notably he led Microsoft’s response as to sophisticated cyber events such as the Snowden revelations, cyber-attacks like Flame and Stuxnet and developed new ways to help Microsoft’s enterprise customers get secure and stay secure with mature programs built around a predictable product servicing and data protection. Prior to joining Microsoft, Mr. Reavey served as a Captain in the U.S. Air Force, where he led mobile technical teams that secured and optimized Air Force networks at installations world-wide, and launched red-team efforts to validate Air Force cyber defenses as part of the 92nd Information Warfare Squadron at Kelly Air Base, TX. Mr. Reavey is well-qualified to serve as director due to his experience in security leadership, security assurance, and risk management and his experience in the technology industry.

Jeff Pavell, who serves as one of our directors, has over twenty years’ medical experience. Presently, Dr. Pavell acts as an off-campus site proctor for Rusk Institute residents training for Rehabilitation Medicine. He is board certified in physical medicine and rehabilitation, pain medicine, and sports medicine, as well as acupuncture, which he uses as complementary care for his patients. Dr. Pavell is currently the Chief of Rehabilitation Medicine at Englewood Hospital and Medical Center. Dr. Pavell acts as Race Director & President of the Haworth 5K (since 2009) as well as President of the Vikings travel soccer & football clubs (since 2011). He also teaches students and residents at Columbia University, where he is on the teaching staff. He has, along with two colleagues, co-authored a chapter, “History and Past Medical History,” in The Low Back Pain Handbooks First and Second Editions, both well-received texts for primary care practitioners. Dr. Pavell graduated from the New York College of Osteopathic Medicine with honors, and went on to do his residency and Chief Residency at the New York University Medical Center’s Rusk Institute of Rehabilitation and the Bellevue Hospital. He then completed a fellowship in Buffalo in the use of fluoroscopic injections for management of pain and immobility. Dr. Pavell is well-qualified to serve as director due to his experience practicing in the healthcare industry.

Continuing Class III Director

Robb Knie, has been our Chairman, Chief Executive Officer, and Chief Financial Officer since inception. Mr. Knie has also served as President and Chief Executive Officer and as a director of Hoth Therapeutics, Inc. (Nasdaq: HOTH) since May 2017 and served as its principal financial and accounting officer from June 2018 until March 2019. Mr. Knie served as the President of Lifeline Industries Inc. since its inception in 1995. From 2002 to 2010 he was a Semiconductor Analyst for PAW Partners. From 1993 until 1995, Mr. Knie served as Northeast Regional Manager of American Express Financial Advisors. Mr. Knie has served as a board member for Nasdaq-listed companies. He has been featured on Bloomberg, The Wall Street Journal and Forbes Magazine as an Independent Equity Analyst. Mr. Knie has over 20 years of equity markets experience. Mr. Knie has been a member of the American Chemical Society, Institute of Electrical and Electronics Engineers, as well as The National Alliance for Youth Sports. We believe that Mr. Knie is qualified to serve as a director because of his business and leadership experience and experience as a board member of public companies in the healthcare industry.

CORPORATE GOVERNANCE

General

We believe that good corporate governance is important to ensure that our Company is managed for the long-term benefit of our stockholders. This section describes key corporate governance practices that we have adopted. We have adopted a Code of Conduct and Ethics which applies to our officers, directors and employees and charters for our audit committee and our compensation committee. A form of our Code of Conduct and Ethics, audit committee charter and compensation committee charter were filed as Exhibits 14.1, 99.1 and 99.2, respectively, to our registration statement on Form S-1 filed with the SEC on January 8, 2021, associated with our IPO, which closed on January 22, 2021. You may review these documents by accessing our public filings at the SEC’s web site at www.sec.gov.

We will also provide copies of these documents as well as our other corporate governance documents, free of charge, to any stockholder upon written request to FoxWayne Enterprises Acquisition Corp., 1 Rockefeller Plaza, Suite 1039, New York, NY 10020, Attn: Corporate Secretary.

Director Independence

Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Messrs. Reavey, Pavell, Zippin and Agrawal are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules.

Board Leadership Structure and Role in Risk Oversight

The Company does not have a formal policy regarding the separation of its Chair and Chief Executive Officer positions. Robb Knie serves as Chairman of the Board and Chief Executive Officer of the Company. Due to the size of our Company, we believe that this structure is appropriate. We believe that the fact that four of the five members of the Board are independent reinforces the independence of the Board in its oversight of our business and affairs, and provides for objective evaluation and oversight of management’s performance, as well as management accountability. In addition, the Board believes that the combined role of Chairman and Chief Executive Officer strengthens the communication between the Board and management.

Board and Committee Meetings

During the fiscal year ended December 31, 2021, our board of directors held one meeting, our audit committee held four meetings and our compensation committee did not hold any meetings. All members of our board of directors attended at least 75% of board and applicable committee meetings during the year ended December 31, 2021.

Board Committees

Our board of directors has two standing committees: an audit committee and a compensation committee. Subject to phase-in rules and a limited exception, the rules of Nasdaq and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and the rules of Nasdaq require that the compensation committee of a listed company be comprised solely of independent directors.

Audit Committee

We have established an audit committee of the board of directors. Messrs. Pavell, Reavey and Zippin serve as members of our audit committee, with Mr. Pavell serving as the Chairman of the audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent, subject to certain phase-in provisions. Each such person meets the independent director standard under Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Exchange Act.

Each member of the audit committee is financially literate and our board of directors has determined that Mr. Reavey qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

●	the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm and any other independent registered public accounting firm engaged by us;

●	pre-approving all audit and permitted non-audit services to be provided by the independent registered public accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

●	reviewing and discussing with the independent registered public accounting firm all relationships the independent registered public accounting firm have with us in order to evaluate their continued independence;

●	setting clear hiring policies for employees or former employees of the independent registered public accounting firm;

●	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

●	obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent registered public accounting firm’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

●	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

●	reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our consolidated financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a compensation committee of the board of directors. Messrs. Agrawal, Reavey and Pavell serve as members of our compensation committee, with Mr. Agrawal serving as the chairman of the compensation committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent, subject to certain phase-in provisions. Each such person meets the independent director standard under Nasdaq listing standards applicable to members of the compensation committee.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

●	reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;

●	reviewing and approving on an annual basis the compensation of all of our other officers;

●	reviewing on an annual basis our executive compensation policies and plans;

●	implementing and administering our incentive compensation equity-based remuneration plans;

●	assisting management in complying with our proxy statement and annual report disclosure requirements;

●	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

●	if required, producing a report on executive compensation to be included in our annual proxy statement; and

●	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, other than reimbursement of expenses, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to complete the consummation of a business combination although we may consider cash or other compensation to officers or advisors we may hire. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The compensation committee charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.

Director Nominations Process

We do not have a standing nominating committee. In accordance with Rule 5605(e)(2) of the Nasdaq Rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The board of directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to our board of directors should follow the procedures set forth in our Bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Code of Conduct and Ethics

We have adopted a Code of Conduct and Ethics applicable to our directors, officers and employees. You are able to review this document by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Conduct and Ethics will be provided without charge upon request from us. We will disclose any amendments to or waivers of certain provisions of our Code of Conduct and Ethics in a Current Report on Form 8-K.

Director Attendance at Annual Meetings

It is the policy of the board that all directors should attend the Annual Meeting virtually. This is the first Annual Meeting of the Company.

Stockholder Communications

Stockholders and other interested persons seeking to communicate with our board must submit their written communications to our Corporate Secretary at FoxWayne Enterprises Acquisition Corp., 1 Rockefeller Plaza, Suite 1039, New York, NY 10020. Such communications must include the number of Company securities owned, beneficially or otherwise, by the person issuing the communication. Depending on the subject matter of the communication, our Corporate Secretary will do one of the following:

●	forward the communication to the board or any individual member of our board to whom any communication is specifically addressed;

●	attempt to handle the inquiry directly, for example where it is a request for information about our Company or it is a stock related matter; or

●	not forward the communication if it is primarily commercial in nature, if it relates to an improper or irrelevant topic, or if it is unduly hostile, threatening, illegal or otherwise inappropriate.

Our board (and any individual director to whom the communication was specifically addressed) will determine what further steps are appropriate depending on the facts and circumstances outlined in the communication.

AUDIT COMMITTEE REPORT

The primary purpose of the audit committee is to oversee our financial reporting processes on behalf of our board.

In the performance of its oversight function, the audit committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2021 with management and with our independent registered public accounting firm. In addition, the audit committee has discussed the matters required to be discussed by the statement on Auditing Standards No. 1301, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T, with WithumSmith+Brown, PC, our independent registered public accounting firm for the fiscal year ended December 31, 2021. The audit committee has also received and reviewed the written disclosures and the letter from WithumSmith+Brown, PC required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with WithumSmith+Brown, PC their independence from us.

Based on the review and discussions referenced above, the audit committee recommended to our board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Audit Committee:

Jeff Pavell

Michael Reavey

Jonathan Hale Zippin

The foregoing report of the audit committee does not constitute soliciting material and will not be deemed filed, incorporated by reference into or a part of any other filing by the Company (including any future filings) under the Exchange Act, except to the extent the Company specifically incorporates such report by reference therein.

EXECUTIVE OFFICERS

The following sets forth the name and age of our executive officer, his positions and offices as of the Record Date. The biography of Mr. Knie is included under the heading “Proposal 2 – Election of Directors.”

Name	Age	Position
Robb Knie	53	Chief Executive Officer, Chief Financial Officer, President and Chairman of Board

EXECUTIVE COMPENSATION

Executive Officers and Director Compensation

In October 2020, the Sponsor transferred 25,000 Founder Shares to each of Messrs. Reavey, Pavell, Zippin and Agrawal. Upon completion of the business combination, FoxWayne will reimburse its Sponsor, directors and officers, or any of their respective affiliates, for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing the due diligence.

Upon completion of the business combination, directors or members of FoxWayne’s management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the offer materials or proxy solicitation materials furnished to FoxWayne’s stockholders in connection with the business combination. FoxWayne has not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. Any compensation paid to FoxWayne’s officers will be determined, or recommended to the FoxWayne board for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on the FoxWayne board.

FoxWayne does not intend to take any action to ensure that members of its management team maintain their positions with the combined company after the consummation of the business combination, and it is not intended that FoxWayne’s directors and officers will remain with the combined company after the business combination. FoxWayne is not party to any agreements with its directors or officers that provide for benefits upon termination of employment.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Founder Shares

On October 15, 2020, our Sponsor purchased 1,437,500 Founder Shares, for an aggregate price of $25,000. In October 2020, our Sponsor transferred 25,000 Founder Shares to each of Messrs. Reavey, Pavell, Zippin and Agrawal and 180,000 Founder Shares to certain other initial stockholders. The per share purchase price of the Founder Shares was determined by dividing the amount of cash contributed to us by the aggregate number of Founder Shares issued. The initial stockholders agreed to forfeit up to 187,500 Founder Shares to the extent that the over-allotment option was not exercised in full by the underwriters, so that the Founder Shares would represent 20.0% of our issued and outstanding shares after the IPO (excluding shares of our Class A Common Stock issued to the representative of the underwriters in our IPO). The underwriter exercised its over-allotment option in full on January 22, 2021; thus, these 187,500 Founder Shares are no longer subject to forfeiture.

The initial stockholders agreed, subject to limited exceptions, not to transfer, assign or sell (i) with respect to 50% of Founder Shares, for a period ending on the six-month anniversary of the date of the consummation of the initial business combination and (ii) with respect to the remaining 50% of such shares, for a period ending on the one-year anniversary of the date of the consummation of the initial business combination, or earlier, in either case, if, subsequent to the initial business combination, we complete a liquidation, merger, capital stock exchange or other similar transaction that results in all of the public stockholders having the right to exchange their shares of common stock for cash, securities or other property.

Private Placement Warrants

Simultaneously with the closing of the IPO, we consummated the private placement of 2,800,000 Private Placement Warrants at a price of $1.00 per Private Placement Warrant to our Sponsor, generating proceeds of $2.8 million.

Each whole Private Placement Warrant is exercisable for one whole share of Class A Common Stock at a price of $11.50 per share. A portion of the proceeds from the sale of the Private Placement Warrants to our Sponsor was added to the proceeds from the IPO held in the trust account. If we do not complete a business combination within the time period set forth in our Certificate of Incorporation (as may be extended if Proposal 1 set forth herein is approved), the Private Placement Warrants will expire worthless. The Private Placement Warrants will be non-redeemable for cash and exercisable on a cashless basis so long as they are held by our Sponsor or its permitted transferees.

Our Sponsor and our officers and directors agreed, subject to limited exceptions, not to transfer, assign or sell any of their Private Placement Warrants until 30 days after the completion of the initial business combination.

Related Party Loans

On September 30, 2020, Robb Knie, our Chief Executive Officer, Chief Financial Officer and Chairman of the board of directors, agreed to loan us an aggregate of up to $150,000 pursuant to a promissory note. This loan was non-interest bearing and payable upon the completion of the IPO. We borrowed $42,125 under the note. We repaid $1,615 of the outstanding note balance on December 31, 2020 and repaid the remaining amount of $40,510 in full on January 26, 2021.

On January 19, 2022, Robb Knie, the Company’s Chief Executive Officer, Chief Financial Officer and Chairman of the board of directors, loaned an additional $310,000 to the Company. The loan was evidenced by a promissory note which is non-interest bearing, non-convertible, and payable upon the consummation of the Company’s initial merger, share exchange, asset acquisition or other similar business combination with one or more businesses or entities. If an initial merger, share exchange, asset acquisition or other similar business combination is not consummated, the note will not be repaid by the Company and all amounts owed thereunder by the Company will be forgiven except to the extent that the Company has funds available to us outside of the trust account.

On January 25, 2022, Robb Knie, the Company’s Chief Executive Officer, Chief Financial Officer and Chairman of the board of directors, loaned an additional $150,000 to the Company. The loan was evidenced by a promissory note which is non-interest bearing, non-convertible, and payable upon the consummation of the Company’s initial merger, share exchange, asset acquisition or other similar business combination with one or more businesses or entities. If an initial merger, share exchange, asset acquisition or other similar business combination is not consummated, the note will not be repaid by the Company and all amounts owed thereunder by the Company will be forgiven except to the extent that the Company has funds available to us outside of the trust account.

On February 28, 2022, Robb Knie, the Company’s Chief Executive Officer, Chief Financial Officer and Chairman of the board of directors loaned an additional $170,000 to the Company. The loan was evidenced by a promissory note which is non-interest bearing, non-convertible, and payable upon the consummation of the Company’s initial merger, share exchange, asset acquisition or other similar business combination with one or more businesses or entities. If an initial merger, share exchange, asset acquisition or other similar business combination is not consummated, the note will not be repaid by the Company and all amounts owed thereunder by the Company will be forgiven except to the extent that the Company has funds available to us outside of the trust account.

Effective as of April 15, 2022, the Sponsor loaned the Company $150,000. The loan was evidenced by a promissory note which is non-interest bearing, non-convertible, and payable upon the consummation of the Company’s initial merger, share exchange, asset acquisition or other similar business combination with one or more businesses or entities. If an initial merger, share exchange, asset acquisition or other similar business combination is not consummated, the note will not be repaid by the Company and all amounts owed thereunder by the Company will be forgiven except to the extent that the Company has funds available to us outside of the trust account.

In addition, in order to finance transaction costs in connection with a business combination, our Sponsor or an affiliate of our Sponsor, or certain of our officers and directors may, but are not obligated to, provide Working Capital Loans. If we complete a business combination, we would repay the Working Capital Loans out of the proceeds of the trust account released to us. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the trust account. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. The Working Capital Loans would either be repaid upon consummation of a business combination or, at the lenders’ discretion, up to $1.5 million of such Working Capital Loans may be convertible into warrants of the post business combination entity at a price of $1.00 per warrant. The warrants would be identical to the Private Placement Warrants. As of December 31, 2021 and 2020, we had no borrowings under Working Capital Loans.

We may extend the period of time to consummate a business combination up to two times, each by an additional three months (for a total of 18 months to complete a business combination). In order to extend the time available for us to consummate a business combination, our Sponsor or our affiliates or designees must deposit into the trust account $143,750 ($0.10 per public share), on or prior to the date of the applicable deadline, for each three-month extension (the “Extension Loans”). Any such payments would be made in the form of a non-interest bearing, unsecured promissory note. Such notes would either be paid upon consummation of a business combination, or, at the relevant insiders’ discretion, converted upon consummation of a business combination into additional Private Placement Warrants at a price of $1.00 per Private Placement Warrant. Our Sponsor and our affiliates or designees are not obligated to fund the trust account to extend the time for us to complete a business combination.

Administrative Services Agreement

Commencing on the date that our securities were first listed on Nasdaq through the earlier of consummation of the initial business combination and our liquidation, we agreed to pay our Sponsor a total of $10,000 per month for office space, utilities and secretarial and administrative services. As of December 31, 2021, we incurred our Sponsor $120,000 of such fees which are included as accrued expenses on the consolidated balance sheets included in our Annual Report.

Our officers or directors will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. The audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers, directors or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

Related Party Policy

We have not yet adopted a formal policy for the review, approval or ratification of related party transactions; however, our audit committee, pursuant to a written charter that we adopted, is responsible for reviewing and approving related party transactions to the extent that we enter into such transactions. An affirmative vote of a majority of the members of the audit committee present at a meeting at which a quorum is present is required in order to approve a related party transaction. A majority of the members of the entire audit committee constitutes a quorum. Without a meeting, the unanimous written consent of all of the members of the audit committee is required to approve a related party transaction. A form of the audit committee charter that we adopted is filed as an exhibit to the registration statement relating to our IPO. We also require each of our directors and officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

No finder’s fees, reimbursements or cash payments will be made to our Sponsor, existing officers, directors, or our or their affiliates, for services rendered to us prior to or in connection with the completion of our initial business combination although we may consider cash or other compensation to officers or advisors we may hire subsequent to our IPO to be paid either prior to or in connection with our initial business combination. In addition, the following payments will be made to our Sponsor, officers or directors, or our or their affiliates, none of which will be made from the proceeds of our IPO held in the trust account prior to the completion of our initial business combination:

●	Repayment to an aggregate of up to $150,000 in loans made to us by an affiliate of our Sponsor;

●	Reimbursement for any out-of-pocket expenses related to identifying, investigating and completing an initial business combination; and

●	Repayment of loans which may be made by our Sponsor or an affiliate of our Sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination, the terms of which have not been determined nor have any written agreements been executed with respect thereto. Up to $1,500,000 of such loans may be convertible into warrants, at a price of $1.00 per warrant at the option of the lender.

Our audit committee will review on a quarterly basis all payments that were made to our Sponsor, officers or directors or our or their affiliates.

Required Vote

The Director Election Proposal will be approved by the affirmative vote of a plurality of the Founder Shares represented virtually or by proxy at the Annual Meeting. Abstentions and broker non-votes with respect to this proposal will have no effect on the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RE-ELECTION OF THE DIRECTOR NOMINEES.

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The audit committee has appointed WithumSmith+Brown PC (“Withum”) as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022 and our board has directed that management submit the appointment of Withum as the Company’s independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Representatives of Withum are expected to be virtually present at the Annual Meeting, will have an opportunity to make a statement if they so desire, and be available to respond to appropriate questions.

Stockholder ratification of the appointment of Withum as the Company’s independent registered public accounting firm is not required law. However, our board is submitting the audit committee’s appointment of Withum to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the audit committee will reconsider whether to retain that firm. Even if the appointment is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the audit committee determines that such a change would be in the best interests of the Company and its stockholders.

Independent Registered Public Accountant’s Fee

The following is a summary of fees paid or to be paid to Withum for services rendered.

	For the Year ended	For the Period from September 17, 2020 (inception) through
	December 31, 2021	December 31, 2020
Audit Fees (1)	$92,816	$69,010
Audit-Related Fees (2)	$-	$-
Tax Fees (3)	$7,210	$-
All Other Fees (4)	$-	$-
Total	$100,026	$69,010

(1) Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements, reviews of our quarterly financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings. The aggregate fees billed by WithumSmith+Brown, PC for audit fees, inclusive of required filings with the SEC for the year ended December 31, 2021 and for the period from September 17, 2020 (inception) through December 31, 2020, and of services rendered in connection with our IPO, totaled $93,000 and $69,000, respectively.

(2) Audit-Related Fees. Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit of our year-end financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards. We did not pay WithumSmith+Brown, PC any audit-related fees for the year ended December 31, 2021 and for the period from September 17, 2020 (inception) through December 31, 2020.

(3) Tax Fees. Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice. We paid WithumSmith+Brown, PC approximately $7,000 and $0, respectively, tax fees for the year ended December 31, 2021 and for the period from September 17, 2020 (inception) through December 31, 2020.

(4) All Other Fees. All other fees consist of fees billed for all other services. We did not pay WithumSmith+Brown, PC any other fees for the year ended December 31, 2021 and for the period from September 17, 2020 (inception) through December 31, 2020.

Pre-Approval Policies and Procedures

In accordance with the Sarbanes-Oxley Act, our audit committee charter requires the audit committee to pre-approve all audit and permitted non-audit services provided by our independent registered public accounting firm, including the review and approval in advance of our independent registered public accounting firm’s annual engagement letter and the proposed fees contained therein. The audit committee has the ability to delegate the authority to pre-approve non-audit services to one or more designated members of the audit committee. If such authority is delegated, such delegated members of the audit committee must report to the full audit committee at the next audit committee meeting all items pre-approved by such delegated members. Since the Company became a publicly listed company all of the services performed by our independent registered public accounting firm were pre-approved by the audit committee.

Required Vote

This Auditor Ratification Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding shares of common stock present by virtual attendance or represented by proxy and entitled to vote at the Annual Meeting vote “FOR” the Auditor Ratification Proposal. Abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to this proposal will have no effect on the vote.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT ACCOUNTANTS.

PROPOSAL 4

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will approve the Chairman’s adjournment of the Annual Meeting to a later date to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event, based on the tabulated votes, there are not sufficient votes received at the time of the Annual Meeting to approve the Extension Proposal, the Director Election Proposal and the Auditor Ratification Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, the Chairman will not adjourn the Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes received at the time of the Annual Meeting to approve the Extension Proposal, the Director Election Proposal and the Auditor Ratification Proposal.

Required Vote

This Adjournment Proposal will be approved and adopted only if holders of at least a majority of the issued and outstanding shares of common stock present by virtual attendance or represented by proxy and entitled to vote at the Meeting vote “FOR” the Adjournment Proposal. Abstentions with respect to this proposal will have the effect of a vote “AGAINST” such proposal. Broker non-votes with respect to this proposal will have no effect on the vote.

THE BOARD RECOMMENDS A VOTE “FOR” ADOPTION OF THE ADJOURNMENT PROPOSAL.

Interests of the Company’s Directors, Officers and Sponsors

When you consider the recommendation of the Company’s board of directors, you should keep in mind that the Company’s executive officers and members of the Company’s board of directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	If the Extension Proposal is not approved and we do not consummate a business combination by July 22, 2022, the Founders Shares which were acquired for an aggregate purchase price of $25,000 will be worthless (as the holders have waived liquidation rights with respect to such shares), as will the 2,800,000 Private Placement Warrants that were acquired simultaneously with the IPO for an aggregate purchase price of $2,800,000.

●	In connection with the IPO, the Sponsor has agreed that if the Extension Proposal is not approved and the Company liquidates, it will be liable under certain circumstances to ensure that the proceeds in the trust account are not reduced by certain claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company.

●	All rights specified in the Company’s Certificate of Incorporation and Bylaws relating to the right of officers and directors to be indemnified by the Company, and of the Company’s officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If the Extension Proposal is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions.

●	The Company’s officers, directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. If the Extension Proposal is not approved and a business combination is not consummated, these out-of-pocket expenses will not be repaid.

●

The fact that our directors and executive officers may continue to be directors and officers of any acquired business after the consummation of an initial business combination, including through the date of the special meeting to vote on an initial business combination. As such, in the future they may receive any cash fees, stock options or stock awards that a post-business combination board of directors determines to pay to its directors and officers if they continue as directors and officers following such initial business combination.

●

The fact that our Sponsor, officers and directors have agreed not to redeem any of their shares in connection with a stockholder vote to approve an initial business combination or in connection with a stockholder vote to approve the Extension Proposal.

●	The fact that, commencing on the date that our securities were first listed on Nasdaq , we have agreed to pay our Sponsor a total of $10,000 per month for office space, administrative and support services. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees. If the Extension Proposal is approved, we may continue to pay our Sponsor the $10,000 per month for a longer period than we would otherwise be required to pay.

Additionally, if the Extension Proposal is approved and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION PROPOSAL, THE DIRECTOR ELECTION PROPOSAL AND THE AUDITOR RATIFICATION PROPOSAL. THE BOARD OF DIRECTORS EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock as of May 27, 2022, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our executive officers and directors that beneficially owns shares of our common stock; and

●	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them, subject to community property laws, where applicable.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Common Stock
FoxWayne Enterprises Acquisition Sponsor LLC(3)	1,157,500	16.0%
Robb Knie(3)(4)	1,157,500	16.0%
Michael Reavey	25,000	*	%
Jeff Pavell	25,000	*	%
Jonathan Hale Zippin	25,000	*	%
Sundeep Agrawal	25,000	*	%
All executive officers and directors (5 individuals)	1,257,500	17.4%

*	less than 1%.
(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o FoxWayne Enterprises Acquisition Corp., 1 Rockefeller Plaza, Suite 1039, New York, NY 10020.
(2)	Interests shown consist solely of Founder Shares, classified as shares of Class B Common Stock. Such shares are convertible into shares of Class A Common Stock at the closing of our initial business combination on a one-for-one basis, subject to adjustments
(3)	Our Sponsor is the record holder of the Class B Common Stock reported herein. Robb Knie, our Chairman, Chief Executive Officer and Chief Financial Officer, is the Managing Member of our Sponsor, and as such may be deemed to have sole voting and investment discretion with respect to the Class B Common Stock held by our Sponsor.
(4)	Does not include 100,000 shares of Class B Common Stock owned by Mr. Knie’s children.

Our initial stockholders beneficially owned 20% of the issued and outstanding shares of our common stock immediately following our IPO. Our initial stockholders have the right to elect all of our directors prior to our initial business combination as a result of holding all of the Founder Shares. Because of this ownership block, our initial stockholders may be able to effectively influence the outcome of all matters requiring approval by our stockholders, including the election of directors, amendments to our Certificate of Incorporation and approval of significant corporate transactions, including approval of our initial business combination.

The holders of the Founder Shares have agreed (A) to vote any shares owned by them in favor of any proposed business combination and (B) not to redeem any shares in connection with a stockholder vote to approve a proposed initial business combination.

Our Sponsor, and our directors and officers are deemed to be our “promoters” as such term is defined under the federal securities laws.

STOCKHOLDER PROPOSALS

If the Extension Proposal is approved and the Extension Amendment is filed, the Company’s next annual meeting of stockholders will likely be held on or about July 12, 2023. The date of such meeting and the date by which you may submit a proposal for inclusion in the proxy statement will be included in a Current Report on Form 8-K or a Quarterly Report on Form 10-Q. If the Extension Proposal is not approved and an initial business combination is not consummated, there will be no further annual meetings of the Company. You should direct any proposals to the Company’s Corporate Secretary at FoxWayne Enterprises Acquisition Corp., 1 Rockefeller Plaza, Suite 1039, New York, NY 10020. If you are a stockholder and you want to present a matter of business to be considered or nominate a director to be elected at the next annual meeting, under the Company’s Bylaws you must give timely notice of the matter or the nomination, in writing, to the Company’s Corporate Secretary not later than the close of business on the 90th day nor earlier than the close of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (i) the close of business on the 90th day before the meeting or (ii) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company.

If the Extension Proposal is not approved, there will be no further annual meetings of the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy materials. Upon written or oral request, the Company will deliver a separate copy of the proxy materials to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or the Company at (917) 284-8938 or by emailing such request to: hayley@foxwayne.com.

ANNUAL REPORT

The Company’s Annual Report, excluding exhibits, will be mailed without charge to any stockholder entitled to vote at the Annual Meeting, upon written request to the Corporate Secretary at FoxWayne Enterprises Acquisition Corp., 1 Rockefeller Plaza, Suite 1039, New York, NY 10020.

OTHER MATTERS TO BE PRESENTED AT THE ANNUAL MEETING

We do not know of any business that will be presented for consideration or action by the stockholders at the Annual Meeting other than that described in this proxy statement. If, however, any other business is properly brought before the Annual Meeting, shares represented by proxies will be voted in accordance with the best judgment of the person named in the proxy or his substitute. All stockholders are urged to complete, sign and return the proxy card.

WHERE YOU CAN FIND MORE INFORMATION

The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document. You may obtain this additional information, or additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment by contacting the Company at the following:

FoxWayne Enterprises Acquisition Corp.

1 Rockefeller Plaza, Suite 1039, New York, NY 10020

Phone: (917) 284-8938

Attention: Jane H. Springer
E-mail: hayley@foxwayne.com

In order to receive timely delivery of the documents in advance of the Annual Meeting, you must make your request for information no later than June 28, 2022.

ANNEX A

PROPOSED AMENDMENT
TO THE
SECOND AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
FOXWAYNE ENTERPRISES ACQUISITION CORP.

Pursuant to Section 242 of the
Delaware General Corporation Law

The undersigned, being a duly authorized officer of FoxWayne Enterprises Acquisition Corp. (the “Corporation”), a corporation existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is FoxWayne Enterprises Acquisition Corp.

2.	The Corporation’s Certificate of Incorporation was originally filed in the office of the Secretary of State of the State of Delaware on September 17, 2020, and was subsequently amended and restated on October 15, 2020 and January 20, 2021.

3.	This Amendment to the Corporation’s Second Amended and Restated Certificate of Incorporation further amends the Second Amended and Restated Certificate of Incorporation of the Corporation.

4.	This Amendment to the Corporation’s Second Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of a majority of the issued and outstanding stock at a meeting of stockholders in accordance with ARTICLE XII of the Corporation’s Second Amended and Restated Certificate of Incorporation and the provisions of Sections 242 the General Corporation Law of the State of Delaware.

5.	The text of Article IX, subsection 9.1(b) of the Corporation’s Second Amended and Restated Certificate of Incorporation is hereby amended and restated in full as follows:

(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option, if any) and certain other amounts specified in the Corporation’s registration statement on Form S-1, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 9, 2020, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement (the “Trust Agreement”). Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within twelve (12) months from the closing of the Offering (or prior to the Termination Date, as defined below, if applicable) (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open) (the “Deadline Date”) and (iii) the redemption of shares in connection with a stockholder vote to amend any provisions of this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.” In the event that the Corporation has not consummated an initial Business Combination within twelve (12) months from the date of the closing of the Offering (or such later date pursuant to the extension set forth under this paragraph, the “Termination Date”), the Board will extend the period of time to consummate a Business Combination up to four (4) times, each by an additional three (3) months, for an aggregate of twelve (12) additional months, provided that (i) the Sponsor (or its affiliates or permitted designees) (the “Lender”), upon five (5) business days of advance notice prior to the Termination Date, will deposit into the Trust Account (a) in the case of the first two extensions $125,000 (or up to $143,750 if the underwriters’ over-allotment option is exercised in full) and (b) in the case of the third and fourth extensions up to $62,500 (or up to $71,875 if the underwriters’ over-allotment option is exercised in full) ($0.0125 per unit in in each case) in exchange for a non-interest bearing, unsecured promissory note and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with. The gross proceeds from the issuance of such promissory note(s) shall be held in the Trust Account and used to fund the conversion of the Offering Shares in accordance with Section 9.2. If the Corporation completes its initial Business Combination, it will, at the option of the Lender, repay the amounts loaned under the promissory note out of the proceeds of the Trust Account released to it or convert a portion or all of the amounts loaned under such promissory note(s) into warrants. If the Corporation does not complete a Business Combination by the Termination Date, the loans will be repaid only from funds held outside of the Trust Account.

IN WITNESS WHEREOF, I have signed this Amendment to the Corporation’s Second Amended and Restated Certificate of Incorporation this [●] day of [●], 2022.

Name:	/s/ Robb Knie
Title:	Chief Executive Officer

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on July 11, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FOXW2022**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on July 11, 2022. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D87633-P77016

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FOXWAYNE ENTERPRISES ACQUISITION CORP.

The Board of Directors recommends you vote FOR proposals 1, 2, 3 and 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Combined Document is available at www.proxyvote.com.

D87634-P77016

FOXWAYNE ENTERPRISES ACQUISITION CORP.
Annual Meeting of Stockholders
July 12, 2022 12:00 PM ET
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Robb Knie as proxy, with full power of substitution, to represent and to vote all of the shares of common stock of FoxWayne Enterprises Acquisition Corp. (the "Company"), which the undersigned would be entitled to vote, at the Company's Annual Meeting of Stockholders to be held on July 12, 2022 and at any adjournments thereof, subject to the directions indicated on this proxy card.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side